UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2021

Date of reporting period:	March 1, 2020 — February 28, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Annual report
2 | 28 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 21

Message from the Trustees

April 5, 2021

Dear Fellow Shareholder:

Optimism about society emerging from the Covid-19 pandemic remains tempered by concern about newer, more aggressive strains of the virus. On the plus side, the U.S. infection rate has declined and the pace of vaccinations is accelerating. The economy registered growth above 4% in the fourth quarter of 2020, and recent employment data is encouraging.

Investors must keep in mind that when the bond market sees stronger economic growth and the chance of inflation ahead, bond prices typically fall and yields rise. In such conditions, stock prices might also weaken as investors consider how rising yields could change borrowing costs.

No matter how markets move, Putnam remains active with strategies that seek superior investment performance. The portfolio managers and analysts keep their focus on research and potential risks, a discipline intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

* Source: Bloomberg Index Services Limited.

4 Floating Rate Income Fund

Paul, what was the market environment like for high-yield bank loans during the reporting period?

The period began in the teeth of the Covid-19 pandemic. In late February 2020, amid growing anxiety about the virus outbreak, a global sell-off hit stocks, credit, emerging-market debt, and commodities that lasted through most of March. Beginning in late March, the loan market rebounded strongly through May then rose steadily for the rest of the year.

The market rally slowed a bit in September and October. During that time, increased global economic concerns stemming from an upsurge in virus cases, fading hope for another U.S. stimulus package, and uncertainty surrounding upcoming U.S. elections weighed on the asset class.

Loans bounced back in November, gaining about 2% for the month. Encouraging vaccine news bolstered investor optimism about the strength of the economic recovery in 2021. The U.S. election outcome — a Biden victory and what appeared at the time would be a divided Congress — also boosted market sentiment. The asset class continued to rally in December amid increasing positivity about economic growth in the new year.

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

Rising interest rates in January and February 2021 provided a favorable backdrop for loans, given their floating-rate feature. After beginning 2021 at 0.93%, the yield on the benchmark 10-year U.S. Treasury note reached 1.54% in late February — a one-year high. Investors sold government bonds, driving yields higher, in anticipation of strengthening economic growth in 2021.

For the 12-month period overall, bank loans returned 5.77%, as measured by the S&P/LSTA Leveraged Loan Index (LLI) — the fund’s benchmark — lagging high-yield bonds but outpacing the broad investment-grade fixed-income market. Reflecting this positive outcome, all cohorts within the index generated gains. Among major index groups, telecommunications, chemicals, and automotive were the top performers, with each returning about 9%. Metals & mining, a relatively small cohort, rose 10%. Conversely, utilities [+2%], transportation [+3%], and retail [+3%] were the primary laggards.

The fund trailed the benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance during the period?

Versus the benchmark, security selection and an underweight allocation in the outperforming technology sector were the biggest negatives. Adverse overall positioning in services, financials, and energy also hampered relative results.

In terms of individual holdings, not owning loans issued by troubled retailer and index member JC Penney proved advantageous. Additionally, an out-of-benchmark investment in Penske Automotive Group and an overweight allocation to Academy Sports + Outdoors aided relative performance. Penske runs automotive and commercial truck dealerships, while Academy operates 200 sporting goods stores throughout the South and Southwest.

On the downside, CEC Entertainment, the parent company of the Chuck E. Cheese restaurant chain, was among the largest relative detractors. Reflecting the operating pressures presented by Covid-19, the company filed for bankruptcy protection in June. It then emerged from bankruptcy at the end of December. Holdings of loans issued by fabric and crafts retailer Jo-Ann Stores and luxury retailer Neiman Marcus also worked against relative performance.

We sold the fund’s positions in all of the aforementioned holdings during the period.

What is your outlook for the bank-loan market over the coming months?

We have a generally positive outlook overall. Although we expect the ongoing global health crisis to affect the high-yield loan market, we have a constructive intermediate-term view of corporate fundamentals and the market’s supply-and-demand backdrop. Also, even though loan spreads retightened following their sizable widening in March, and compressed further on favorable vaccine news, we think valuations remain relatively attractive. [Spreads are the yield advantage loans offer over comparable-maturity U.S. Treasuries.]

From a fundamental perspective, we are continuing to closely watch sectors vulnerable to the disruption caused by the pandemic. We are monitoring the impact on energy, gaming, lodging & leisure, retail, and several other cohorts. Within these groups, we are focusing on the health of issuers’ balance sheets and liquidity metrics as well as the risk of defaults or credit-rating downgrades.

Due to Covid-19, loan defaults in 2020 exceeded our expectations. In 2021, however, we believe broad vaccine distribution and fewer defaults in

Floating Rate Income Fund 7

the energy sector should lead to a reduced level of defaults.

As for supply/demand dynamics, loan new issuance surged in February 2021 to the fourth-highest monthly total on record. On a year-to-date basis through February, net new issuance of loans [net of issuance for refinancing purposes] totaled $50 billion, a 17% increase over the same period in 2020. For the full year 2020, net issuance reached $192.7 billion, slightly above the $192.2 billion recorded in 2019. On the demand side, after registering outflows for most of 2020, loan funds [mutual funds and exchange-traded funds] posted their third-straight month of inflows in February 2021. Loan funds garnered $7.4 billion of inflows over this three-month period. Historically, loans have been used as a tactical hedge against rising interest rates. As a result, if rates continue to move higher, we believe investor capital will continue to flow into the asset class.

Collateralized loan obligations [CLOs] continued to be a substantial source of loan demand this period. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.] In February, gross CLO volume reached the highest monthly total ever recorded. Year to date, CLO volume totaled $57.2 billion, a 52% increase over the first two months of 2020. For context, CLO volume equaled $125.8 billion for all of 2020.

CLOs now account for roughly two thirds of the total assets in the loan market, while retail funds represent only about 10%. As a result, despite a substantial increase in loan supply, we think the market’s technical environment is favorable. Stronger demand from both retail investors and CLOs is meeting higher net new loan issuance.

From a valuation standpoint, the average spread of the fund’s benchmark tightened to 4.3 percentage points over U.S. Treasuries as of period-end, below the long-term average of six percentage points. The benchmark’s yield was 4.73% as of February 26, significantly below its 11-year average of 7.35%. Optimism over continued government stimulus and vaccine distribution drove loan prices higher and yields

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

lower during the latter months of the period. Despite tighter spreads and lower yields, we think the market’s yield remains attractive in the face of much lower global yields.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.43%	39.77%	3.41%	23.65%	4.34%	7.98%	2.59%	2.87%
After sales charge	3.29	36.63	3.17	20.87	3.86	5.55	1.82	0.56
Class B (9/7/04)
Before CDSC	3.19	37.55	3.24	22.41	4.13	7.46	2.43	2.79
After CDSC	3.19	37.55	3.24	22.41	4.13	7.46	2.43	1.79
Class C (9/7/04)
Before CDSC	2.97	29.65	2.63	19.09	3.56	5.69	1.86	2.22
After CDSC	2.97	29.65	2.63	19.09	3.56	5.69	1.86	1.22
Class R (9/7/04)
Net asset value	3.18	36.31	3.15	22.11	4.08	7.30	2.38	2.61
Class R6 (5/22/18)
Net asset value	3.69	43.63	3.69	25.47	4.64	9.03	2.93	3.23
Class Y (10/4/05)
Net asset value	3.68	43.32	3.66	25.20	4.60	8.80	2.85	3.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 2/28/21

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)	10 years	average	5 years	average	3 years	average	1 year
S&P/LSTA Leveraged
Loan Index (LLI)*	4.73%	51.63%	4.25%	32.90%	5.85%	13.20%	4.22%	5.77%
Lipper Loan
Participation Funds	3.55	39.30	3.35	25.81	4.68	8.69	2.80	3.65
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/21, there were 251, 228, 203, 95, and 27 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,755 and $12,965, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,631, $14,363, and $14,332, respectively.

Floating Rate Income Fund 11

Fund price and distribution information For the 12-month period ended 2/28/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.234382		$0.218159	$0.173927	$0.214196	$0.262286	$0.254716
Capital gains	—		—	—	—	—	—
Total	$0.234382		$0.218159	$0.173927	$0.214196	$0.262286	$0.254716
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/29/20	$8.28	$8.47	$8.27	$8.27	$8.28	$8.29	$8.29
2/28/21	8.27	8.46	8.27	8.27	8.27	8.28	8.28
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	2.68%	2.62%	2.47%	1.87%	2.41%	3.04%	2.95%
Current 30-day
SEC yield[2]	N/A	2.22	2.08	1.53	2.03	2.61	2.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.41%	39.55%	3.39%	19.78%	3.68%	7.45%	2.42%	14.84%
After sales charge	3.26	36.41	3.15	17.08	3.20	5.03	1.65	12.26
Class B (9/7/04)
Before CDSC	3.16	37.17	3.21	18.72	3.49	6.93	2.26	14.61
After CDSC	3.16	37.17	3.21	18.72	3.49	6.93	2.26	13.61
Class C (9/7/04)
Before CDSC	3.03	31.41	2.77	15.36	2.90	5.04	1.65	13.85
After CDSC	3.03	31.41	2.77	15.36	2.90	5.04	1.65	12.85
Class R (9/7/04)
Net asset value	3.15	36.10	3.13	18.43	3.44	6.64	2.17	14.56
Class R6 (5/22/18)
Net asset value	3.66	43.41	3.67	21.56	3.98	8.50	2.76	15.22
Class Y (10/4/05)
Net asset value	3.65	43.10	3.65	21.29	3.94	8.27	2.68	15.11

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Effective 3/1/21 class C shares convert to class A shares after eight years. In this table, Class C share performance reflects conversion to class A shares after eight years.

12 Floating Rate Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/29/20	1.03%	1.23%	1.78%	1.28%	0.70%	0.78%
Annualized expense ratio for the
six-month period ended 2/28/21*	1.03%	1.23%	1.78%	1.28%	0.69%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/20 to 2/28/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.21	$6.22	$8.99	$6.47	$3.49	$3.95
Ending value (after expenses)	$1,039.40	$1,039.60	$1,036.80	$1,039.40	$1,042.40	$1,041.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/21, use the following calculation method. To find the value of your investment on 9/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$6.16	$8.90	$6.41	$3.46	$3.91
Ending value (after expenses)	$1,019.69	$1,018.70	$1,015.97	$1,018.45	$1,021.37	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Floating Rate Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Floating Rate Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

16 Floating Rate Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2021, Putnam employees had approximately $555,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Floating Rate Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Floating Rate Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Floating Rate Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations and changes in net assets for the year ended February 28, 2021, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations, changes in its net assets and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 5, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Floating Rate Income Fund

The fund’s portfolio 2/28/21

	Principal
SENIOR LOANS (84.4%)*c	amount	Value
Advertising and marketing services (1.4%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 3.711%, 8/21/26	$2,266,313	$2,200,685
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 3.615%, 12/17/26	2,688,624	2,685,263
		4,885,948
Aerospace and defense (0.6%)
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	855,000	890,625
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%),
4.00%, 5/3/26	1,371,563	1,378,420
		2,269,045
Automotive (0.7%)
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.62%, 11/6/24	2,590,006	2,588,064
		2,588,064
Basic materials (10.5%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.00%, 1/31/24	2,334,465	2,335,924
Asplundh Tree Expert, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.615%, 9/4/27	498,750	499,106
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 2.365%, 1/2/25	1,492,096	1,487,536
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 3.75%), 4.25%, 12/27/27	1,737,000	1,735,553
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 9/6/24	1,995,000	1,977,544
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.115%, 9/6/24	1,282,372	1,274,558
Ineos US Petrochem, LLC bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.75%), 3.25%, 1/20/26	1,000,000	1,000,000
Klockner-Pentaplast of America, Inc. bank term loan FRN (1 Month
US LIBOR + 4.75%), 5.25%, 2/4/26	1,265,000	1,265,791
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.754%, 3/1/26	2,182,292	2,181,513
Patriot Container Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 4.50%, 3/20/25	494,911	492,436
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 3.86%, 4/12/25	2,947,055	2,944,600
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.25%), 2.462%, 2/7/27	1,328,610	1,325,289
Pregis TopCo, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.25%), 5.00%, 8/1/26	1,500,000	1,507,500
Pretium PKG Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 4.00%), 4.75%, 11/5/27	500,000	501,875
Pretium PKG Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 4.00%), 4.75%, 10/29/27	1,000,000	1,003,750
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.50%), 2.615%, 2/1/27	3,068,164	3,062,411
Resideo Funding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.25%), 2.75%, 2/9/28	2,000,000	1,997,500

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Basic materials cont.
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 8.69%, 6/26/26	$447,000	$447,559
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.227%, 6/26/25	1,992,450	1,991,539
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.111%, 10/1/25	2,119,124	2,111,618
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.365%, 5/31/26	2,591,259	2,584,781
TMS International Corp. (DE) bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	190,000	189,525
Trident TPI Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 10/5/24	1,630,738	1,629,208
Univar Solutions USA, Inc./WA bank term loan FRN Ser. B5, (BBA
LIBOR USD 3 Month + 2.00%), 2.115%, 11/22/26	1,485,000	1,479,895
		37,027,011
Broadcasting (5.6%)
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.75%), 3.874%, 3/4/25	1,995,000	1,988,351
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.37%, 8/24/26	2,962,500	2,247,797
Entercom Media Corp. bank term loan FRN Ser. B1, (BBA LIBOR
USD 3 Month + 2.50%), 2.618%, 11/17/24	1,516,543	1,493,322
EW Scripps Co. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 3.75%, 12/15/27	1,000,000	1,000,893
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 2.615%, 11/2/25	2,805,175	2,802,720
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	1,089,525	1,090,887
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 3.115%, 5/1/26	1,643,400	1,628,335
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 2.865%, 9/19/26	2,372,551	2,373,211
Sinclair/RSN bank term loan FRN Ser. B2B, (BBA LIBOR USD
3 Month + 2.50%), 2.62%, 7/18/26	1,975,000	1,965,536
Univision Communications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.75%), 4.75%, 3/24/26	3,114,522	3,128,148
		19,719,200
Building materials (2.5%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.50%, 10/19/27	2,064,825	2,070,848
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 5/5/24	1,735,513	1,738,406
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	1,935,000	1,639,913
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 2/28/25	889,963	838,049
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	2,638,413	2,625,221
		8,912,437

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Capital goods (11.0%)
Altra Industrial Motion Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.00%), 2.115%, 10/1/25	$2,283,582	$2,280,015
American Axle and Manufacturing, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	873,357	871,719
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 2.121%, 7/1/26	1,967,525	1,965,680
Berry Global, Inc. bank term loan FRN Ser. Z, (BBA LIBOR USD
3 Month + 1.75%), 1.891%, 7/1/26	1,065,720	1,064,388
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.443%, 4/3/24	3,083,850	3,027,680
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 3.115%, 3/29/25	2,433,876	2,417,905
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.865%, 3/1/27	995,000	990,647
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.865%, 2/28/27	1,273,378	1,267,011
Gates Global, LLC bank term loan FRN (1 Month US LIBOR + 2.75%),
3.50%, 3/31/27	1,399,597	1,398,548
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.50%, 5/31/25	1,457,430	1,463,677
Graham Packaging Co., Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 8/4/27	1,665,424	1,667,089
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.615%, 4/30/26	3,293,862	3,293,862
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 3.401%, 2/16/26	1,590,000	1,583,044
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 2.865%, 2/5/23	799,689	797,290
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 5.205%, 4/12/26	2,475,893	2,424,998
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 4.75%, 10/30/24	1,685,000	1,676,575
Titan Acquisition, Ltd./United Kingdom bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	2,306,596	2,264,995
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.25%), 2.365%, 5/30/25	1,584,347	1,562,315
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.25%), 2.365%, 12/9/25	1,488,302	1,467,139
Vertical US Newco, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 4.25%), 4.538%, 7/31/27	2,708,213	2,729,878
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.12%, 3/2/27	2,748,233	2,751,668
		38,966,123
Commercial and consumer services (1.9%)
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 4.99%, 10/30/26	1,614,604	1,616,286
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.865%, 1/2/26	1,788,193	1,765,841
Prime Security Services Borrower, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%), 3.50%, 9/23/26	2,285,812	2,286,670
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 12/10/27	1,000,000	1,008,750
		6,677,547

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Communication services (6.6%)
Altice France SA (France) bank term loan FRN Ser. B12, (BBA LIBOR
USD 3 Month + 3.69%), 3.80%, 1/31/26	$1,664,198	$1,658,477
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month
+ 3.00%), 3.115%, 11/3/23	1,109,641	1,107,791
Charter Communications Operating, LLC bank term loan FRN
Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 1.87%, 2/1/27	2,147,598	2,143,840
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 2.361%, 7/17/25	3,656,321	3,628,893
Frontier Communications Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.75%), 5.75%, 10/8/27	2,500,000	2,515,625
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, (BBA
LIBOR USD 3 Month + 4.50%), 8.75%, 1/2/24	2,000,000	2,029,584
Level 3 Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.865%, 3/1/27	965,432	960,605
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD
3 Month + 2.75%), 2.865%, 7/31/25	2,595,405	2,561,109
Virgin Media Bristol, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 2.612%, 1/4/28	2,500,000	2,491,563
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.25%, 8/19/23	1,513,591	1,513,906
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 3.115%, 3/9/27	2,895,066	2,888,717
		23,500,110
Communications equipment (1.2%)
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 3.25%), 3.365%, 4/4/26	1,529,511	1,525,688
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 2.615%, 7/2/25	2,782,371	2,768,460
		4,294,148
Computers (3.7%)
Dell International, LLC bank term loan FRN (1 Month US LIBOR
+ 1.75%), 2.00%, 9/19/25	1,988,803	1,994,188
Rackspace Technology Global, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%), 3.50%, 2/3/28	2,250,000	2,248,594
RealPage, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.25%), 3.75%, 2/18/28	2,285,000	2,286,428
Solera, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 2.865%, 3/3/23	2,356,615	2,353,080
SS&C European Holdings Sarl bank term loan FRN Ser. B4,
(1 Month US LIBOR + 1.75%), 1.865%, 4/16/25	866,818	864,531
SS&C Technologies, Inc. bank term loan FRN Ser. B3, (1 Month
US LIBOR + 1.75%), 1.865%, 4/16/25	1,138,333	1,135,310
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR
USD 3 Month + 1.75%), 1.865%, 4/16/25	977,134	974,580
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.865%, 4/29/23	1,150,614	1,150,203
		13,006,914
Consumer (0.8%)
Reynolds Consumer Products, LLC bank term loan FRN (1 Month
US LIBOR + 1.75%), 1.865%, 2/4/27	1,742,576	1,743,011
Spectrum Brands, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.00%), 2.50%, 2/19/28	1,000,000	1,002,500
		2,745,511

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Consumer staples (5.0%)
1011778 BC, ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.865%, 11/19/26	$1,355,411	$1,341,221
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	1,861,519	1,861,186
BJ’s Wholesale Club, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 2.112%, 2/3/24	1,640,181	1,642,977
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	2,406,723	2,396,057
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 11/19/27	225,000	225,809
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 2/5/25	2,155,389	2,152,022
Journey Personal Care Corp. bank term loan FRN (1 Month
US LIBOR + 4.25%), 5.00%, 2/19/28	2,000,000	2,005,000
KFC Holding Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.858%, 4/3/25	2,832,570	2,828,440
Match Group, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 1.75%), 1.948%, 2/13/27	1,000,000	990,625
Weight Watchers International bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.75%), 5.50%, 11/29/24	2,351,889	2,352,378
		17,795,715
Electronics (0.4%)
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 2.615%, 9/28/24	1,309,237	1,307,192
		1,307,192
Energy (1.5%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 2.625%, 5/9/25	674,699	670,763
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.736%, 6/20/24	1,970,000	1,969,508
ChampionX Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 5.00%), 6.00%, 6/3/27	736,125	748,087
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 4.865%, 3/11/26	2,000,000	1,961,666
		5,350,024
Entertainment (1.0%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 5.56%, 4/22/26	1,027,000	874,784
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 3.004%, 9/18/24	2,882,017	2,717,742
		3,592,526
Financials (5.9%)
AG Merger Sub II, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 5.121%, 8/1/26	1,980,000	1,981,061
Alliant Holdings I, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 3.365%, 5/10/25	2,902,681	2,881,088
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.25%), 4.365%, 11/28/25	2,947,500	2,952,823
ESH Hospitality, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 2.115%, 9/18/26	1,234,410	1,227,466

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Financials cont.
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.615%, 12/7/25	$2,646,466	$2,605,824
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.965%, 4/25/25	3,012,849	2,979,331
LPL Holdings, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 1.868%, 11/12/26	1,709,989	1,695,027
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.254%, 5/16/24	2,703,225	2,682,467
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 1.861%, 12/15/24	1,887,955	1,874,739
		20,879,826
Gaming and lottery (3.4%)
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 2.34%, 9/15/23	1,801,252	1,797,978
CCM Merger, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 4.50%, 11/4/25	1,000,000	1,004,062
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 4.50%, 3/13/25	1,730,179	1,704,226
Golden Nugget, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 12.00%), 13.00%, 10/4/23	190,000	216,600
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 10/4/23	2,279,261	2,254,474
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 2.865%, 8/14/24	3,824,975	3,760,428
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.754%, 7/10/25	1,310,645	1,315,328
		12,053,096
Health care (6.1%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 4/21/24	2,837,981	2,752,333
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.115%, 6/1/25	2,336,824	2,339,016
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 1.865%, 2/4/27	1,992,051	1,987,693
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 3.865%, 10/10/25	2,932,594	2,517,841
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/2/25	2,585,000	2,585,923
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.00%), 2.09%, 11/15/27	2,460,305	2,453,129
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.363%, 6/30/25	1,797,017	1,797,767
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 4/29/25	1,374,230	1,393,985
Sotera Health Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 3.25%, 12/13/26	667,000	666,722
Surgery Center Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 9/2/24	1,741,003	1,734,202
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 2.865%, 9/27/24	1,534,216	1,525,346
		21,753,957

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Lodging/Tourism (1.2%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 2.865%, 12/22/24	$3,870,202	$3,831,500
Carnival Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 7.50%), 8.50%, 6/30/25	497,500	512,839
		4,344,339
Media (0.5%)
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.25%), 2.365%, 3/24/25	1,794,294	1,774,108
		1,774,108
Publishing (1.0%)
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 6/7/23	1,750,000	1,727,395
Meredith Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 4.25%), 5.25%, 1/31/25	696,500	708,979
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 2.615%, 1/31/25	995,503	990,248
		3,426,622
Retail (3.5%)
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 5.75%, 9/25/24	2,423,786	2,424,460
Bass Pro Group, LLC bank term loan FRN Ser. B, (1 Month US LIBOR
+ 4.25%), 5.25%, 2/26/28	2,500,000	2,487,500
LBM Acquisition, LLC bank term loan FRN (1 Month US LIBOR
+ 3.75%), 4.50%, 12/10/27 U	333,333	333,988
LBM Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 4.50%, 12/8/27	1,500,000	1,502,946
Park River Holdings, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.25%), 4.00%, 12/31/27	1,000,000	1,001,406
Petco Health & Wellness Co., Inc. bank term loan FRN Ser. B,
(1 Month US LIBOR + 3.25%), 4.00%, 2/25/28	2,000,000	1,991,250
PetSmart, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.75%), 4.50%, 1/29/28	2,600,000	2,617,061
		12,358,611
Software (2.9%)
By Crown Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 1/30/26	2,397,950	2,402,945
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.59%, 4/30/25	2,040,273	2,030,072
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 7/30/27	1,695,750	1,703,844
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 4.00%), 4.75%, 10/8/27	2,020,000	2,027,575
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 6.75%),
7.50%, 5/3/27	255,000	262,969
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%),
3.865%, 5/3/26	1,975,000	1,983,816
		10,411,221

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (84.4%)*c cont.	amount	Value
Technology services (2.7%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 4.25%, 11/24/27	$2,100,000	$2,100,000
Banff Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 3.898%, 10/2/25	2,431,318	2,432,443
Star Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 3.365%, 2/1/26	2,466,363	2,470,062
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 3.75%, 10/1/26	2,614,621	2,615,437
		9,617,942
Transportation (0.9%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 2.254%, 11/5/26	1,994,925	1,995,922
Skymiles IP, Ltd. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.75%), 4.75%, 10/20/27	1,000,000	1,056,250
		3,052,172
Utilities and power (1.9%)
Buckeye Partners LP bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.25%), 2.365%, 11/1/26	1,985,000	1,981,141
Calpine Construction Finance Co. LP bank term loan FRN (BBA
LIBOR USD 3 Month + 2.00%), 2.115%, 1/15/25	1,564,707	1,555,208
Pacific Gas & Electric Co. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 3.50%, 6/18/25	1,492,500	1,495,609
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 1.75%), 1.863%, 12/1/25	1,645,141	1,638,677
		6,670,635
Total senior loans (cost $298,826,180)		$298,980,044

	Principal
CORPORATE BONDS AND NOTES (11.3%)*	amount	Value
Capital goods (1.2%)
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	$1,000,000	$1,072,222
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,084,000	1,093,756
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	766,000	767,685
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,250,000	1,317,250
		4,250,913
Communication services (1.3%)
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 1.855%, 2/1/24	2,000,000	2,056,526
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	1,000,000	1,028,860
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	1,000,000	1,005,200
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	500,000	520,000
		4,610,586
Consumer cyclicals (2.4%)
ADT Security Corp. (The) company guaranty sr. unsub. notes
3.50%, 7/15/22	1,000,000	1,007,500
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	490,000	558,600

28 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (11.3%)* cont.	amount	Value
Consumer cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.08%), 1.276%, 8/3/22	$375,000	$372,188
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.584%, 3/18/24	750,000	809,063
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	688,000	786,976
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	690,000	704,290
Marriott International, Inc. sr. unsec. notes 3.125%, 2/15/23	1,000,000	1,032,890
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	600,000	637,500
MGM Resorts International company guaranty sr. unsec. notes
6.00%, 3/15/23	770,000	821,013
Nielsen Finance, LLC sr. unsec. notes (1 Month US LIBOR + 3.75%),
4.75%, 6/4/25	1,488,750	1,499,916
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	120,000	131,700
		8,361,636
Consumer staples (1.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	516,000	521,160
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 3.50%, 2/15/23	1,000,000	1,027,710
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	1,000,000	1,032,500
Netflix, Inc. sr. unsec. notes 5.75%, 3/1/24	1,000,000	1,122,500
Newell Brands, Inc. sr. unsec. unsub. notes 4.35%, 4/1/23	2,000,000	2,102,500
		5,806,370
Financials (1.6%)
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	1,300,000	1,417,000
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	2,000,000	2,054,651
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/23 R	1,100,000	1,201,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	378,000	378,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A company guaranty sr. unsec. notes 5.25%, 3/15/22 R	500,000	502,500
		5,553,751
Health care (1.6%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	725,000	740,633
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,550,000	1,691,438
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	900,000	913,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 2.20%, 7/21/21 (Israel)	1,037,000	1,037,000
Zoetis, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.44%),
0.622%, 8/20/21	1,200,000	1,202,248
		5,584,819

Floating Rate Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (11.3%)* cont.	amount	Value
Technology (0.8%)
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	$1,000,000	$1,026,250
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,250,000	1,294,225
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	500,000	517,500
		2,837,975
Utilities and power (0.8%)
Pacific Gas and Electric Co. FRN (BBA LIBOR USD 3 Month + 1.48%),
1.699%, 6/16/22	1,700,000	1,700,742
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	1,230,000	1,233,223
		2,933,965
Total corporate bonds and notes (cost $38,484,248)		$39,940,015

COMMON STOCKS (0.1%)*	Shares	Value
CHC Group, LLC †	64,537	$12,262
Clear Channel Outdoor Holdings, Inc. †	177,605	305,481
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)†	113,884	125,272
Tribune Media Co. Class 1C	591,290	59,129
Total common stocks (cost $1,897,411)		$502,144

SHORT-TERM INVESTMENTS (8.3%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.12% L	29,535,600	$29,535,600
Total short-term investments (cost $29,535,600)		$29,535,600

TOTAL INVESTMENTS
Total investments (cost $368,743,439)	$368,957,803

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $354,425,285.

† This security is non-income-producing.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

30 Floating Rate Income Fund

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$305,481	$59,129	$—
Energy	—	12,262	—
Utilities and power	—	125,272	—
Total common stocks	305,481	196,663	—

Corporate bonds and notes	—	39,940,015	—
Senior loans	—	298,980,044	—
Short-term investments	—	29,535,600	—
Totals by level	$305,481	$368,652,322	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of assets and liabilities 2/28/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $339,207,839)	$339,422,203
Affiliated issuers (identified cost $29,535,600) (Note 5)	29,535,600
Cash	2,061,524
Interest and other receivables	1,159,254
Receivable for shares of the fund sold	366,853
Receivable for investments sold	3,080,578
Prepaid assets	37,048
Total assets	375,663,060

LIABILITIES
Payable for investments purchased	19,720,714
Payable for shares of the fund repurchased	831,966
Payable for compensation of Manager (Note 2)	147,860
Payable for custodian fees (Note 2)	9,311
Payable for investor servicing fees (Note 2)	74,386
Payable for Trustee compensation and expenses (Note 2)	122,464
Payable for administrative services (Note 2)	1,020
Payable for distribution fees (Note 2)	115,619
Distributions payable to shareholders	66,068
Other accrued expenses	148,367
Total liabilities	21,237,775

Net assets	$354,425,285

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$419,775,033
Total distributable earnings (Note 1)	(65,349,748)
Total — Representing net assets applicable to capital shares outstanding	$354,425,285

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($220,334,506 divided by 26,628,570 shares)	$8.27
Offering price per class A share (100/97.75 of $8.27)*	$8.46
Net asset value and offering price per class B share ($3,514,049 divided by 424,884 shares)**	$8.27
Net asset value and offering price per class C share ($34,827,639 divided by 4,212,790 shares)**	$8.27
Net asset value, offering price and redemption price per class R share
($650,286 divided by 78,619 shares)	$8.27
Net asset value, offering price and redemption price per class R6 share
($4,994,496 divided by 603,096 shares)	$8.28
Net asset value, offering price and redemption price per class Y share
($90,104,309 divided by 10,879,742 shares)	$8.28

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Floating Rate Income Fund

Statement of operations Year ended 2/28/21

INVESTMENT INCOME
Interest (net of foreign tax of $23,523) (including interest income of $87,616 from investments
in affiliated issuers) (Note 5)	$13,452,902
Total investment income	13,452,902

EXPENSES
Compensation of Manager (Note 2)	1,871,059
Investor servicing fees (Note 2)	473,980
Custodian fees (Note 2)	5,358
Trustee compensation and expenses (Note 2)	15,912
Distribution fees (Note 2)	908,508
Administrative services (Note 2)	9,223
Other	288,039
Total expenses	3,572,079
Expense reduction (Note 2)	(10,728)
Net expenses	3,561,351

Net investment income	9,891,551

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(16,265,792)
Total net realized loss	(16,265,792)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	10,057,737
Assets and liabilities in foreign currencies	250,107
Total change in net unrealized appreciation	10,307,844

Net loss on investments	(5,957,948)

Net increase in net assets resulting from operations	$3,933,603

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/28/21	Year ended 2/29/20
Operations
Net investment income	$9,891,551	$20,204,219
Net realized loss on investments	(16,265,792)	(6,157,852)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	10,307,844	(2,758,464)
Net increase in net assets resulting from operations	3,933,603	11,287,903
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,905,734)	(10,938,880)
Class B	(128,248)	(320,885)
Class C	(867,557)	(2,115,520)
Class M	—	(120,679)
Class R	(17,912)	(29,238)
Class R6	(161,373)	(280,641)
Class Y	(2,809,682)	(6,512,739)
From return of capital
Class A	—	(195,828)
Class B	—	(5,745)
Class C	—	(37,872)
Class M	—	(2,160)
Class R	—	(523)
Class R6	—	(5,025)
Class Y	—	(116,591)
Decrease from capital share transactions (Note 4)	(39,618,322)	(145,275,665)
Total decrease in net assets	(45,575,225)	(154,670,088)

NET ASSETS
Beginning of year	400,000,510	554,670,598
End of year	$354,425,285	$400,000,510

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

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Floating Rate Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2021	$8.28	.24	(.02)	.22	(.23)	—	(.23)	$8.27	2.87	$220,335	1.04	2.96	32
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.40	338,129	1.03[d]	3.54[d]	49
Class B
February 28, 2021	$8.27	.22	—[e]	.22	(.22)	—	(.22)	$8.27	2.79	$3,514	1.24	2.80	32
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	8.63	10.18	16,461	1.23[d]	3.35[d]	49
Class C
February 28, 2021	$8.27	.18	(.01)	.17	(.17)	—	(.17)	$8.27	2.22	$34,828	1.79	2.24	32
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	8.63	9.58	100,047	1.78[d]	2.80[d]	49
Class R
February 28, 2021	$8.28	.22	(.02)	.20	(.21)	—	(.21)	$8.27	2.61	$650	1.29	2.70	32
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	8.63	10.13	466	1.28[d]	3.32[d]	49
Class R6
February 28, 2021	$8.29	.26	(.01)	.25	(.26)	—	(.26)	$8.28	3.23	$4,994.70		3.30	32
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
February 28, 2019 †	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40
Class Y
February 28, 2021	$8.29	.26	(.02)	.24	(.25)	—	(.25)	$8.28	3.13	$90,104.79		3.23	32
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	8.64	10.67	359,621	.78[d]	3.78[d]	49

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund	Floating Rate Income Fund 37

Notes to financial statements 2/28/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2020 through February 28, 2021.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 Floating Rate Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

Floating Rate Income Fund 39

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program except for testing purposes.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,144,022	$56,406,317	$65,550,339

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences.

40 Floating Rate Income Fund

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $27,792 to decrease distributions in excess of net investment income and $27,792 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,126,575
Unrealized depreciation	(3,913,147)
Net unrealized appreciation	213,428
Undistributed ordinary income	53,234
Capital loss carryforward	(65,550,339)
Cost for federal income tax purposes	$368,744,375

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.557% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Floating Rate Income Fund 41

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$284,919	Class R6	2,454
Class B	6,546	Class Y	123,857
Class C	55,259	Total	$473,980
Class R	945

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,728 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $232, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$499,306
Class B	1.00%	0.45%	20,477
Class C	1.00%	1.00%	385,418
Class R	1.00%	0.50%	3,307
Total			$908,508

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,522 from the sale of class A shares and received $468 and $68 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

42 Floating Rate Income Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $70 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$101,869,798	$136,315,655
U.S. government securities (Long-term)	—	—
Total	$101,869,798	$136,315,655

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/28/21		YEAR ENDED 2/29/20
Class A	Shares	Amount	Shares	Amount
Shares sold	9,337,935	$75,329,741	4,531,645	$38,144,954
Shares issued in connection with
reinvestment of distributions	679,067	5,390,509	1,210,216	10,183,664
	10,017,002	80,720,250	5,741,861	48,328,618
Shares repurchased	(10,691,191)	(83,447,981)	(11,653,389)	(98,221,831)
Net decrease	(674,189)	$(2,727,731)	(5,911,528)	$(49,893,213)

	YEAR ENDED 2/28/21		YEAR ENDED 2/29/20
Class B	Shares	Amount	Shares	Amount
Shares sold	7,803	$63,061	28,767	$241,665
Shares issued in connection with
reinvestment of distributions	15,598	123,016	37,818	318,063
	23,401	186,077	66,585	559,728
Shares repurchased	(375,556)	(2,977,506)	(391,266)	(3,295,714)
Net decrease	(352,155)	$(2,791,429)	(324,681)	$(2,735,986)

	YEAR ENDED 2/28/21		YEAR ENDED 2/29/20
Class C	Shares	Amount	Shares	Amount
Shares sold	438,155	$3,491,006	671,150	$5,633,242
Shares issued in connection with
reinvestment of distributions	99,855	788,100	233,588	1,964,221
	538,010	4,279,106	904,738	7,597,463
Shares repurchased	(2,497,443)	(19,346,308)	(3,155,014)	(26,571,726)
Net decrease	(1,959,433)	$(15,067,202)	(2,250,276)	$(18,974,263)

Floating Rate Income Fund 43

	YEAR ENDED 2/29/20*
Class M	Shares	Amount
Shares sold	17,969	$151,960
Shares issued in connection with reinvestment of distributions	12,562	105,827
	30,531	257,787
Shares repurchased	(506,838)	(4,241,260)
Net decrease	(476,307)	$(3,983,473)

	YEAR ENDED 2/28/21		YEAR ENDED 2/29/20
Class R	Shares	Amount	Shares	Amount
Shares sold	3,158	$25,053	5,704	$48,133
Shares issued in connection with
reinvestment of distributions	2,082	16,513	3,321	27,932
	5,240	41,566	9,025	76,065
Shares repurchased	(9,690)	(79,294)	(10,199)	(85,521)
Net decrease	(4,450)	$(37,728)	(1,174)	$(9,456)

	YEAR ENDED 2/28/21		YEAR ENDED 2/29/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	322,422	$2,589,880	130,041	$1,098,899
Shares issued in connection with
reinvestment of distributions	20,414	161,373	34,335	285,666
	342,836	2,751,253	164,376	1,384,565
Shares repurchased	(427,637)	(3,373,119)	(248,221)	(2,095,617)
Net decrease	(84,801)	$(621,866)	(83,845)	$(711,052)

	YEAR ENDED 2/28/21		YEAR ENDED 2/29/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,771,257	$30,074,128	2,560,089	$21,604,651
Shares issued in connection with
reinvestment of distributions	306,193	2,424,233	737,362	6,213,239
	4,077,450	32,498,361	3,297,451	27,817,890
Shares repurchased	(6,481,769)	(50,870,727)	(11,467,766)	(96,786,112)
Net decrease	(2,404,319)	$(18,372,366)	(8,170,315)	$(68,968,222)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

44 Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/29/20	cost	proceeds	income	of 2/28/21
Short-term investments
Putnam Short Term
Investment Fund*	$25,690,605	$133,150,916	$129,305,921	$87,616	$29,535,600
Total Short-term
investments	$25,690,605	$133,150,916	$129,305,921	$87,616	$29,535,600

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Floating Rate Income Fund 45

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $333,333, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
LBM Acquisition, LLC	$333,333
Totals	$333,333

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Note 10: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended February 29, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended February 29, 2020 and the issuance of KPMG LLP’s report thereon.

46 Floating Rate Income Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,180,633 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Floating Rate Income Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

48 Floating Rate Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 28, 2021, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Floating Rate Income Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

50 Floating Rate Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Floating Rate Income Fund 51

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2021	$76,350	$ —	$8,899	$ —
February 29, 2020	$105,459	$ —	$8,260	$ —

For the fiscal years ended February 28, 2021 and February 29, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $622,593 and $8,260 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2021	$ —	$613,694	$ —	$ —
February 29, 2020	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2021